                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                          Clifton Savings Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:
       N/A
--------------------------------------------------------------------------------
2)     Aggregate number of securities to which transaction applies:
       N/A
--------------------------------------------------------------------------------
3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
       N/A
--------------------------------------------------------------------------------
4)     Proposed maximum aggregate value of transaction:
       N/A
--------------------------------------------------------------------------------
5)     Total Fee paid:
       N/A
--------------------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:
             N/A
             -------------------------------------------------------------------
       2)    Form, Schedule or Registration Statement No.:
             N/A
             -------------------------------------------------------------------
       3)    Filing Party:
             N/A
             -------------------------------------------------------------------
       4)    Date Filed:
             N/A
             -------------------------------------------------------------------

                   [CLIFTON SAVINGS BANCORP, INC. LETTERHEAD]




June 24, 2005



Dear Stockholder:


         We recently mailed you proxy material in connection with our Annual Meeting of Stockholders to be held on July 14, 2005. According to our records, we have not yet received your proxy.

         IT IS VERY IMPORTANT that your shares be voted, regardless of the number of shares you own. Please take a moment to VOTE your shares by returning your proxy in the envelope provided.

         Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.



Sincerely,



/s/ Walter Celuch
--------------------
Walter Celuch
PRESIDENT AND CORPORATE SECRETARY

                   [CLIFTON SAVINGS BANCORP, INC. LETTERHEAD]


June 24, 2005



Dear Stockholder:


         We recently mailed you proxy material in connection with our Annual Meeting of Stockholders to be held on July 14, 2005. According to our records, we have not yet received your proxy.

         IT IS VERY IMPORTANT that your shares be voted, regardless of the number of shares you own.

         Please take a moment to VOTE your shares by returning your proxy in the envelope provided OR you can vote by telephone or the internet by following the enclosed instructions.

         Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.



Sincerely,



/s/ Walter Celuch
--------------------
Walter Celuch
PRESIDENT AND CORPORATE SECRETARY